SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                         Date of Report: July 2, 1998



                                Alyn Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                     000-21153           33-0709359
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(State or other jurisdiction of      (Commission File    (IRS Employer
         incorporation)                   Number)         Identification Number)


16761 Hale Avenue, Irvine, California                         92606
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (949) 475-1525



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Item 5.  Other Materially Important Events

     On July 2, 1998, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, responding to a recent sharp decline in the Registrant's share price and providing an update on the Registrant's business.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits.

         99.1      Press release of the Registrant, dated July 2, 1998.


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     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.

Date:  July 2, 1998                             ALYN CORPORATION
                                        --------------------------------
                                                  (Registrant)


                                        By:  /s/ Richard L. Little
                                             --------------------------
                                             Richard L. Little
                                             Chief Financial Officer
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EXHIBIT INDEX

Exhibit

99.1      Press release of the Registrant, dated July 2, 1998.